Exhibit 99.1

InfuSystem Holdings, Inc. 31700 Research Park Drive Madison Heights, MI 48071 248-291-1210

INFUSYSTEM HOLDINGS, INC. ANNOUNCES EXECUTIVE MANAGEMENT CHANGES

MADISON HEIGHTS, MICHIGAN, May 18, 2017—InfuSystem Holdings, Inc. (NYSE MKT: INFU) (“InfuSystem” or the “Company”), a leading national provider of infusion pumps and related services for the healthcare industry in the United States and Canada, announced today that Eric Steen, director, President and Chief Executive Officer, has left the Company and resigned from the Company’s Board of Directors effective immediately. The Board has appointed current Chairman of the Board, Gregg Lehman, Ph.D. as Executive Chairman to lead an “Office of the President,” consisting of two directors and three senior management team members, to ensure a seamless transition until a new Chief Executive Officer has been appointed. The Board has retained the services of an executive management search firm to conduct a nationwide search for a permanent Chief Executive Officer.

Gregg Lehman, Executive Chairman of InfuSystem, said, “The ambulatory infusion market in which InfuSystem operates is undergoing a period of change necessitated by the effects of CMS ruling SE1609 announced in 2016. The Board strongly believes InfuSystem remains a financially strong company with employees possessing industry leading expertise that make it the best in the business. With the appropriate vision and leadership, we will be able to continue to grow this business, and drive shareholder value, in the years to come. While it is difficult to make changes, it is a sign of the vitality of the InfuSystem organization to move forward and break new ground that can lead to even greater rewards.”

Dr. Lehman continued, “I would like to extend my thanks and appreciation to Eric Steen for his contributions to InfuSystem during his tenure. He has provided us a strong and diversified base to grow our business into the future. We wish him well in his future endeavors.”

Members of the “Office of the President”

Gregg Lehman (Director; Executive Chairman of the Board). Dr. Lehman has been a member of the Company’s Board of Directors since May 8, 2014. Dr. Lehman’s experience includes serving as Chief Executive Officer of two public companies, Health Fitness Corporation from 2006 to 2010 and MGC

Diagnostics Corporation from 2010 to 2014. Dr. Lehman is a nationally recognized leader in population health management and has more than 28 years’ experience in the health care industry. Dr. Lehman has a Doctorate and a Master of Science degree in higher education administration, with a minor in finance and economics from Purdue University and a Bachelor of Science in business management and marketing from Indiana University.

David Dreyer (Director). Mr. Dreyer has been a member of the Company’s Board of Directors since April 2008. Mr. Dreyer brings to the Company and the Board of Directors almost 30 years of accounting, financial, compliance and operating experience and expertise in the pharmaceutical, healthcare staffing, medical device, diagnostic and hospital administration industries. Mr. Dreyer’s experience includes serving as Chief Financial Officer of three public companies, AMN Healthcare Services from 2004 to 2009, Biolase, Inc. from 2015 to 2017, and Sicor, Inc. from 2002 to 2004. Mr. Dreyer has been a Certified Public Accountant in California since 1986.

Janet Skonieczny (Executive Vice President, Chief Operating Officer, Compliance Officer and Privacy Officer). Ms. Skonieczny became the Company’s Chief Operating Officer in January 2013 and Executive Vice President in November 2014. Prior to 2013, she served as the Company’s Vice President of Operations, Compliance Officer and Privacy Officer since November 2007 and as Vice President of Operations of InfuSystem, Inc., the Company’s wholly-owned subsidiary, since 1998. Further, she served as the Company’s Corporate Secretary from 1997 to May 2012. Ms. Skonieczny has an Associates in Science (AS) degree from Ferris State University and is certified as a Cardiovascular Technologist (CCVT).

Richard DiIorio (Executive Vice President and General Manager of Oncology). Mr. DiIorio has served as the Company’s Executive Vice President of Oncology Sales since December 2016. Previously, Mr. DiIorio held the positions of Regional Vice President and Territory Manager at InfuSystem where he received numerous awards and honors. Prior to joining the Company, Mr. DiIorio held various sales and sales leadership roles at Stryker, Novartis, and Thermo Scientific. With over 17 years of successful medical sales experience, Mr. DiIorio brings extensive expertise in product launch and market knowledge focused on driving growth within the oncology market. He earned a Bachelor of Science degree in Biology from Boston College.

Christopher S. Downs (Executive Vice President and Chief Financial Officer “Interim”). Mr. Downs has served as the Company’s Executive Vice President and Interim Chief Financial Officer since August 2016. Prior to this appointment, Mr. Downs served as the Company’s Vice President and Treasurer since October 2013 and as Director of Finance from June 2011. Mr. Downs holds a B.S. in

Economics from the U.S. Military Academy at West Point, an M.B.A. from Columbia Business School and an M.S. in Accounting from the University of Houston-Clear Lake. Mr. Downs holds professional certifications as a Certified Treasury Professional (CTP) and Certified Financial Planning & Analysis Professional (FP&A).

Conference Call

The Company will conduct a conference call for investors on Monday, May 22, 2017 at 10:00 a.m. Eastern Time to discuss the management changes. Gregg Lehman, Executive Chairman and Scott Shuda, director, will discuss the Company’s management change and answer questions from the financial community. The conference call may also include discussion of Company developments, forward-looking statements and other material information about business and financial matters. To participate in this call, please dial (877) 270-2148 or (412) 902-6510 to access the conference call. A replay of the conference call will be available by dialing (877) 344-7529 or (412) 317-0088, confirmation code 10107907, through May 29, 2017. Additionally, a Web replay will be available on the Company’s website at www.infusystem.com for 90 days.

About InfuSystem Holdings, Inc.

InfuSystem Holdings, Inc. is a leading provider of infusion pumps and related services to hospitals, oncology practices and other alternate site healthcare providers. Headquartered in Madison Heights, Michigan, the Company delivers local, field-based customer support and also operates Centers of Excellence in Michigan, Kansas, California, Texas, Georgia and Ontario, Canada. The Company’s stock is traded on the NYSE MKT under the symbol INFU.

Forward-Looking Statements

Statements made in this press release that are not historical facts are considered to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “strategy,” “future,” “likely,” variations of such words, and other similar expressions, as they relate to the Company, are intended to identify forward-looking statements. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements include statements relating to future actions, business plans, objectives and prospects, future operating or financial performance. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Company is identifying certain factors that could cause actual results to differ, perhaps materially, from those indicated by these forward-looking statements. Those factors, risks and uncertainties include, but are not limited to, potential changes in overall healthcare reimbursement, including CMS competitive bidding, sequestration, concentration of customers, increased focus on early detection of cancer, competitive treatments, dependency on Medicare Supplier Number, availability of chemotherapy drugs, global financial conditions, changes and enforcement of state and federal laws, natural forces, competition, dependency on suppliers, risks in acquisitions & joint ventures, U.S. Healthcare Reform, relationships with healthcare professionals and organizations, technological changes related to infusion therapy, dependency on websites and intellectual property, the ability of the Company to successfully integrate acquired businesses, dependency on key personnel, dependency on banking relations and covenants, and other risks associated with our common stock, as well as any litigation to which the Company may be involved in from time to time; and other risk factors as discussed in the Company’s annual report on Form 10-K for the year ended December 31, 2016 and in other filings made by the Company from time to time with the Securities and Exchange Commission, including our quarterly reports on Form 10-Q. Our annual report on Form 10-K is available on the SEC’s EDGAR website at www.sec.gov, and a copy may also be obtained by contacting the Company. All forward-looking statements made in this press release speak only as of the date hereof. We do not intend, and do not undertake any obligation, to update any forward-looking statements to reflect future events or circumstances after the date of such statements, except as required by law.

Additional information about InfuSystem Holdings, Inc. is available at www.infusystem.com.

CONTACT:	Gregg Lehman
Executive Chairman – InfuSystem Holdings, Inc.
615-567-5462

Joe Dorame, Joe Diaz & Robert Blum
Lytham Partners, LLC
602-889-9700